Rule 497(e)
                                                                     File Nos.:
                                                          33-49552 and 33-49554
                                                                       811-6740


                                   SUPPLEMENT
                           Dated October 12, 2001 to
             Prospectuses dated January 1, 2001 and April 27, 2001

                      CITISM INSTITUTIONAL LIQUID RESERVES

                    SVB INSTITUTIONAL LIQUID RESERVES SHARES
                           SVB LIQUID RESERVES SHARES
                classes of CitiSM Institutional Liquid Reserves


The following replaces the second paragraph of the section of the prospectus entitled "Your Account - How to Sell Shares" for Citi Institutional Liquid Reserves, SVB Liquid Reserves Shares and SVB Institutional Liquid Reserves
Shares:

        You will receive your redemption proceeds in federal funds normally on the business day on which you sell your shares, or if your redemption request is received by the sub-transfer agent after 3:00 p.m., on the next business day. If Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.


The following replaces the third sentence of the section of the prospectus entitled "Your Account Dividends":

        You will not receive dividends for the day on which your redemption order becomes effective.



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